SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                       CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):  October 30, 2007


                   FASHION TECH INTERNATIONAL, INC
        (Exact Name of Registrant as Specified in Its Charter)

                                NEVADA
            (State or Other Jurisdiction of Incorporation)

      002-93231-NY                       87-0395695
(Commission File Number)        (IRS Employer Identification No.)

12890 HILLTOP ROAD, ARGYLE, TX 76226            76226
(Address of Principal Executive Offices)       (Zip Code)

(972) 233-0300
(Registrant's Telephone Number, Including Zip Code)

                   311 SOUTH STATE ST. #460
                   SALT LAKE CITY, UTAH
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communication pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 3.02 UNREGISTERED SALE OF SECURITIES

Fashion Tech International, Inc, a Nevada corporation (the "Company"), entered into a Stock Purchase Agreement with Halter Financial Investments, L.P., a Texas limited partnership ("Purchaser"), dated as of October 18, 2007 (the "Stock Purchase Agreement"), pursuant to which the Company agreed to sell to Purchaser 25,137,574 unregistered shares of the Company's common stock for $400,000. This agreement has now closed and all transactions and matters described therein have been consummated.

The Purchaser holds 25,137,574 shares or 87.5% of the 28,728,656 shares of the Company's common stock presently outstanding following the completion of all matters referred to above. As such, the Stock Purchase Agreement has resulted in a change of control of the Company.

The subject shares were sold to Purchaser without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering. The shares were sold without general advertising or solicitation, the Purchaser acknowledged that it was purchasing "restricted securities" which had not been registered under the Securities Act and which were subject to certain restrictions on resale, and the certificate representing the shares was imprinted with a restricted stock legend indicating that the shares had not been registered and could not be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.


ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

The Purchaser holds 25,137,574 shares or 87.5% of the 28,728,656 shares of the Company's common stock presently outstanding following the completion of all matters referred to above. As such, the Stock Purchase Agreement has resulted in a change of control of the Company.

The Purchaser, Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH Capital GP, LLC is the general partner and Timothy P. Halter is the sole member of TPH Capital GP, LLC; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield Capital Management, LLC is the sole general partner and David Brigante is the sole member of Bellfield Capital Management, LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst Capital GP, LLC is the general partner and George L. Diamond is the sole member of Colhurst Capital GP, LLC; and (iv) Rivergreen Capital, LLC of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.


Richard Crimmins, as a designee of Purchaser, was elected as the sole director and as the President, CEO, CFO, COO and Secretary-Treasurer of the Company replacing Pam Jowett effective October 30, 2007.

                   DIRECTORS AND EXECUTIVE OFFICERS

The following table sets certain information with regard to Richard Crimmins, the new executive officer and director of the Company. Mr. Crimmins was appointed to serve for a term of one year, commencing on October 30, 2007.

     Name                Age            Title

Richard Crimmins         53             President,
                                        Secretary, Treasurer
                                        and Director

The term of office of each director is one year and until his or her successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until his successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors.

Certain biographical information of Richard Crimmins is set forth below.

RICHARD CRIMMINS. Mr. Crimmins has spent over 25 years in the consumer products industry in various executive management positions. Mr. Crimmins served 15 years at Nu-kote International (formerly Unisys Office Products Group) where he held numerous management roles including Vice President Sales and Marketing. Mr. Crimmins has spent the last five years as an independent consultant in the technology services industry working with major retailers and warranty companies to secure national service contracts. Mr. Crimmins also serves as the President, Secretary, Treasurer and sole director of New Paradigm Productions, Inc., a Nevada corporation; and Gourmet Herb Growers, Inc., a Nevada corporation.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 30, 2007, the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a Investments. On October 30, 2007, there were 28,728,656 shares of the Company's common stock issued and outstanding.

Title                                              Number of      Percent
of Class       Name                                Shares Owned   of Class

          PRINCIPAL SHAREHOLDERS
Common    Halter Financial Investments, L.P. (1)(2)  25,137,574    87.5%

          OFFICERS AND DIRECTORS
Common    Richard Crimmins                             -0-          -0-%
Common    All Officers and Directors                   -0-          -0-%
          as a group (1 person)
_________________________________
      (1) Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a
     Texas limited liability company, is the sole general partner.
     The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH Capital GP, LLC, a Texas limited liability company ("TPH GP"), is the general partner and

     Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital, L.P., a Texas limited partnership of which Bellfield Capital Management, LLC, a Texas limited liability company ("Bellfield LLC"), is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst Capital GP, LLC, a Texas limited liability company ("Colhurst LLC"), is the general partner and George L. Diamond is the sole member of Colhurst LLC; and (iv) Rivergreen Capital, LLC, a Texas limited liability company, of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.
      (2) Halter Financial Investments GP, LLC, ("HFIGP") is a Texas limited liability company and acts as General Partner of HFI. The members of HFIGP are TPH Capital, LP, Bellfield Capital, LP, Colhurst Capital, LP and Rivergreen Capital, LLC. As a result, each of the foregoing persons and their individual owners may be deemed to be a beneficial owner of the shares held of record by HFI.


ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF
DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the sale of common stock as described herein, which resulted in a change in voting control of the registrant, Pam Jowett resigned as the sole director and executive officer of the registrant and in anticipation of her resignation she appointed Richard Crimmins as the sole director and as President, Secretary-Treasurer, CEO, COO and CFO to fill the vacancies created by her resignations. In connection with the resignation of Ms. Jowett she had no disagreements with the registrant regarding any matter.



ITEM 8.01    OTHER EVENTS

The Stock Purchase Agreement also requires the Company's Board of Directors to declare and pay a special cash dividend of $0.11 per-split share to the shareholders of the Company on October 29, 2007, and that the Purchaser will not participate in such dividend. The dividend will be payable to shareholders of record on October 29, 2007, which is prior to the date the shares were issued to Purchaser under the Stock Purchase Agreement with a payment date of October 31, 2007. The dividend is payable to the Company's current shareholders who hold 3,591,082 shares of its common stock which will result in a total dividend distribution of $395,020. The funds for the dividend will come from the $400,000 proceeds received from the sale of common stock described herein.

The Stock Purchase Agreement has not resulted in any change in the status of the Company as a shell company and the Company will continue its search for business opportunities for acquisition or participation by the Company.










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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

 No documents are included as exhibits to this report:







                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Fashion Tech International, Inc


                              /s/Richard Crimmins
Date: October 30, 2007   By: __________________________________
                              Richard Crimmins, President